UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 20, 2026, Casella Waste Systems, Inc. (“Casella”), and certain of its subsidiaries (each a “Subsidiary,” and collectively, the “Subsidiaries,” and together with Casella, the “Co-Lessees”), entered into a Master Lease Agreement No. 68105 and an Addendum to Master Lease Agreement No. 68105 (Co-Lessee) (collectively, the “Master Lease”) with Huntington National Bank (“HNB”) for the purpose of leasing or financing motor vehicles and other equipment from HNB from time to time on terms to be agreed. The Master Lease does not contain any commitment on behalf of HNB or any limit on the amount of motor vehicles and other equipment that can be leased or financed under the Master Lease, and any leases of equipment and motor vehicles and the amount and terms of such leases must be agreed from time by one or more Co-Lessees and HNB and evidenced by the execution and delivery of Lease Schedules (TRAC) and related documents with respect to the lease of the motor vehicles and other equipment to be identified therein. In addition, on April 20, 2026, in connection with the Master Lease, Casella and the other Co-Lessees entered into Interim Agreement No. 1 with HNB (the “Interim Agreement”) pursuant to which HNB may provide from time to time, on an uncommitted basis, financing for progress payments to be made on behalf of Casella and the Co-Lessees to vendors for motor vehicles and other equipment that is anticipated to be placed on a Lease Schedule (TRAC) under the Master Lease upon delivery to and acceptance by a Co-Lessee. The maximum outstanding amount of financing from time to time under the Interim Agreement is $20.0 million. Amounts advanced under the Interim Agreement shall bear interest at a per annum rate of one month term SOFR plus 0.11448%, and unless extended or otherwise agreed, shall be due and payable by the date specified in the applicable advance request, and shall be paid by capitalizing the total amount advanced (including interest) and including such amount in the total lease amount of the applicable Lease Schedule (TRAC) upon execution thereof. Casella’s board of directors approved the Co-Lessees’ entry from time to time into one or more Leases Schedules under the Master Lease (together with lease schedules under Casella’s previously filed Master Equipment Lease Agreement with Banc of America Leasing & Capital LLC dated July 20, 2020, as amended) in an aggregate amount of up to $250.0 million at any time outstanding, which amount corresponds to the applicable permitted indebtedness, finance lease and lien baskets under Casella’s Credit Agreement (defined below).
Huntington National Bank is currently a lender under Casella’s Second Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of September 27, 2024, as amended, by and among Casella, all or substantially all of its subsidiaries, Bank of America, N.A. as administrative agent, and the lenders party thereto.
The obligations of each Co-Lessee under the Master Lease, the Lease Schedules (TRAC), the Interim Agreement and the related documents are guaranteed by each other Co-Lessee and are secured by the grant of certain setoff rights and a security interest in the Co-Lessees’ interests in any equipment leased or financed under the foregoing documents, instruments and agreements, and proceeds thereof, and certain rights or property related thereto.
The documents relating to the Master Lease and Interim Agreement contain customary indemnification and termination provisions. In addition, the Master Lease and Interim Agreement contain customary events of default, including payment defaults, breaches of covenants and/or certain representations and warranties, cross defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The Master Lease and Interim Agreement also contain remedies for such events of default, including termination of the Master Lease, the discontinuation of the use of any leased equipment, the acceleration of the rental payments under the Master Lease and advance payments under the Interim Agreement, and other remedies customary for this type of transaction.
The foregoing description is qualified in its entirety by reference to the Master Lease Agreement No. 68105, Addendum to Master Lease Agreement No. 68105 (Co-Lessee) and the Interim Agreement No. 1, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The discussion of the Master Lease set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Master Lease No. 68105 (Co-Lessee) dated April 20, 2026 by and between Huntington National Bank and Casella Waste Systems, Inc.

10.2	Addendum to Master Lease Agreement No. 68105 (Co-Lessee) dated April 20, 2026 by and among Huntington National Bank, Casella Waste Systems, Inc., and the subsidiaries of Casella Waste Systems, Inc. party thereto

10.3	Interim Agreement No. 1 dated April 20, 2026 by and among Huntington National Bank, Casella Waste Systems, Inc. and the subsidiaries of Casella Waste Systems, Inc. party thereto

101.SCH	Inline XBRL Taxonomy Extension Schema Document.**

101.LAB	Inline XBRL Taxonomy Label Linkbase Document.**

101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document.**

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

**	Submitted Electronically Herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: April 22, 2026	By:	/s/ Bradford J. Helgeson
Bradford J. Helgeson
Executive Vice President and Chief Financial Officer

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